UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2020

AVRA MEDICAL ROBOTICS, INC.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-216054	47-3478854
(Commission File Number)	(IRS Employer Identification No.)

3259 Progress Drive, Suite 112A, Orlando, FL 32826
(Address of principal executive offices and zip code)

(407) 956-2250
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “AVRA,” “the Company,” “we,” “us” and “our” refer to AVRA Medical Robotics, Inc and its subsidiary.

Item 3.02 Unregistered Sales of Equity Securities.

On November 6, 2020, AVRA issued an aggregate 365,000 Units (“Units”) at a price of $1.00 per Unit in a private offering (the “Offering”) to four “accredited investors.” Each Unit consisted of (a) four shares of our common stock (“Shares”); (b) a three-year warrant to purchase five Shares at an exercise price of $0.40 per Share; and (c) a 0.00000088_% limited liability company membership interest in Avra Air, LLC (“Avra Air”), a development stage company, which interest may be put to the Company at the option of the investor for a period of two years from issuance, in exchange for one Share. As a result of the foregoing, the investors were issued an aggregate of 1,460,000 Shares, warrants to purchase 1,825,000 Shares and a 31.94% limited liability company membership interest in Avra Air.

On November 6, 2020, AVRA made an investment (the “Investment”) of $210,000 in Avra Air, which was made with $40,000 in cash and the balance by the issuance to Avra Air of 472,222 restricted common shares of AVRA valued at $0.36 per Share. In exchange for the Investment. AVRA received (a) a 49.8% limited liability company membership interest in Avra Air; and (b) the remaining 50% of a vehicular air sterilization provisional patent that AVRA did not yet control. In addition, AVRA agreed to pay Avra Air a royalty payment of $1.50 per vehicular air sterilization kit for two years from the date that a first kit that uses the patent is sold.

On November 6, 2020, AVRA issued an aggregate of 1,345,597 Shares as follows:

●	10,000 Shares to its Director Arthur Tomassetti per his prior advisory agreement; and
●	220,489 Shares to seven consultants, advisors, and service providers for services rendered through November 1, 2020; and
●	70,000 Shares to Farhan Taghizadeh, M.D., AVRA’s Chief Medical Officer, for services thru November 1, 2020; and
●	21,000 Shares for a stock option exercised by an investor at an exercise price of $0.10 per Share.

On December 22, 2020, AVRA and Barry Cohen, our CEO, agreed to extend the maturity date of an aggregate of $195,000 in principal amount of notes which were due to him from AVRA from December 31, 2020 to December 31, 2021 in exchange for the issuance to him of a five-year option under our 2016 Incentive Stock Plan to purchase 390,000 Shares at an exercise price of $0.25 per Share.

On December 28, 2020, the board of directors of AVRA issued 25,000 Units to one “accredited” investor and 202,700 Units to Barry F. Cohen, our CEO, in a private offering at a price of $1.00 per Unit. Each Unit consisted of (a) four shares of our common stock (“Shares”); and (b) a three-year warrant to purchase five Shares at an exercise price of $0.40 per Share. Mr. Cohen converted $202,700 in principal amount of notes due to him from AVRA in payment of the purchase price for his Units.

On January 26, 2021, AVRA issued an aggregate 235,000 Units (“Units”) at a price of $1.00 per Unit in a private offering (the “Offering”) to four “accredited investors.” Each Unit consisted of (a) four shares of our common stock (“Shares”); and (b) a three-year warrant to purchase five Shares at an exercise price of $0.40 per Share. As a result of the foregoing, the investors were issued an aggregate of 940,000 Shares, and warrants to purchase 1,175,000 Shares.

The above securities were issued pursuant to the exemptions from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended and/or Regulation D and Rule 701 thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in our Directors and Executive Officers

Effective March 1, 2020:

●	Peter Carnegie resigned as a director of the Company;
●	Alen Sands York was appointed as a director of the Company;
●	Arthur Tomassetti was appointed as a director of the Company executive; and
●	Nikhil Shah, D.O., resigned as our Company’s Chief Strategy Officer and was instead appointed as Senior Strategy Advisor.

The following is a brief description of the background and business experience of each of Messrs. York and Tomassetti:

Mr. Alen Sands York has over sixty years of entrepreneurial and international business experience. From managing a third-generation family home textile company in the USA and Germany to diverse ventures in advertising, public relations, international marketing, automotive and marine industries, industrial design, motion pictures, restaurants, wine and spirits. He is multilingual, an artist, published author and poet. He has worked in the USA, Cuba, Mexico, Japan, the UK, Hong Kong, the Philippines, and Germany. His family has a medical background and for the last ten years has been dedicated to the development of surgical robotics internationally.

Mr. Ettore Tomassetti has over fifty-five years of experience in Electromechanical Design and Fabrication, Food Processing, Building Sciences and Customer Service. After several years of Military Service, he went on to managing/directing a variety of service and manufacturing companies. His business acumen allowed him to secure contractual agreements with commercial and retail businesses in Germany, Canada, Mexico, UK and throughout the Caribbean Islands. For the past five years he has been involved in the design and fabrication of medical robotic instruments and air sanitizing devices.

In connection with their appointments as directors, the Company granted Mr. York and Mr. Tomassetti each an option to purchase 36,000 Shares with an exercise price of $0.25 per Share under its 2016 Incentive Stock Plan. The options vest in 36 equal monthly installments of 1,000 Shares each, commencing March 1, 2020.

In connection with Dr. Shah’s appointment as a Senior Strategy Advisor, the Company granted Dr. Shah an option to purchase 108,000 Shares with an exercise price of $0.25 per Share under its 2016 Incentive Stock Plan. The options vest in 36 equal monthly installments of 3,000 Shares each, commencing March 1, 2020.

Effective July 1, 2020, the Company and Barry F. Cohen, our CEO, agreed to extend his existing employment agreement for four years from such date. In connection therewith, the Company granted Mr. Cohen an option to purchase 1,000,000 Shares with an exercise price of $0.25 per Share under its 2016 Incentive Stock Plan.

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 8.01 Other Information.

On February 11, 2021, the Company issued a press release containing an update letter from Barry F. Cohen, our CEO to shareholders and the investment community.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVRA MEDICAL ROBOTICS, INC.

Date: March 9, 2021	By:	/s/ Barry F. Cohen
Barry F. Cohen, Chief Executive Officer

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